UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

 _________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 2, 2010	000-26673
Date of Report (Date of earliest event reported)	Commission File Number

WELWIND ENERGY INTERNATIONAL CORP.

 (Exact name of registrant as specified in its charter)

Delaware	98-0207081
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

10-20172 113B Avenue, Maple Ridge, British Columbia, Canada V2X 0Y9
(Address of Principal Executive Offices) (Zip Code)

(604) 460-8487

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 2, 2010, Welwind Energy International Corp. (the “Company”) accepted the resignation of Shannon de Delley as the Director of the Company, such resignation was effective immediately. There were no disagreements between Mr. de Delley and our Board of Directors regarding any business practices or procedures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELWIND ENERGY INTERNATIONAL CORP.

February 19, 2010	By:	/s/ Tammy-Lynn McNabb
	Name:	Tammy-Lynn McNabb
	Title:	President and CEO